RYDEX HEALTH CARE FUND, VS
          RYDEX FINANCIAL SERVICES FUND, VS
    LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VS

              SUPPLEMENT TO PROSPECTUS
                  Dated May 1, 2002

The   Board   of   Trustees    that    oversees   the
above-listed  Funds has  decided  to  terminate  each
Fund.  The  effective  date of  termination  for each
of the  Rydex  Health  Care  Fund,  VS and the  Rydex
Financial   Services  Fund,  VS  will  be  March  28,
2003.  The  effective  date  of  termination  for the
Liberty  Newport  Japan  Opportunities  Fund,  VS has
not yet been  determined  but it is expected that the
Fund  will  terminate  by May 1,  2003.  Shareholders
of  that  Fund  will  be   notified   as  soon  as  a
termination date is set.


                                    January 13, 2003